PENNSYLVANIA POWER COMPANY

                                       To

                                 CITIBANK, N.A.,
                                            As Trustee

                                 -----------

                            Forty-ninth Supplemental
                                    Indenture

                        Providing among other things for


            First Mortgage Bond, Pledge Series A of 2001 due 2021 First Mortgage Bond, Pledge Series B of 2001 due 2017


                            Dated as of June 1, 2001

      FORTY-NINTH SUPPLEMENTAL INDENTURE, dated as of June 1, 2001, made and entered into by and between PENNSYLVANIA POWER COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, with its principal place of business in Akron, Summit County, Ohio (hereinafter sometimes referred to as the "Company") and CITIBANK, N.A., a national banking association incorporated and existing under the laws of the United States of America, with its principal office in the Borough of Manhattan, The City, County and State of New York (hereinafter sometimes referred to as the "Trustee"), as trustee under the Indenture dated as of November 1, 1945 between the Company and CITIBANK, N.A. (successor to The First National Bank of The City of New York), as trustee, as supplemented and amended by Supplemental Indentures between the Company and the Trustee, dated as of May 1, 1948, as of March 1, 1950, as of February 1, 1952, as of October 1, 1957, as of September 1, 1962, as of June 1, 1963, as of June 1, 1969, as of May 1, 1970, as of April 1, 1971, as of October 1, 1971, as of May 1, 1972, as of December 1, 1974, as of October 1, 1975, as of September 1, 1976, as of April 15, 1978, as of June 28, 1979, as of January 1, 1980, as of June 1, 1981, as of January 14, 1982, as of August 1, 1982, as of December 15, 1982, as of December 1, 1983, as of September 6, 1984, as of December 1, 1984, as of May 30, 1985, as of October 29, 1985, as of August 1, 1987, as of May 1, 1988, as of November 1, 1989, as of December 1, 1990, as of September 1, 1991, as of May 1, 1992, as of July 15, 1992, as of August 1, 1992, as of May 1, 1993, as of July 1, 1993, as of August 31, 1993, as of September 1, 1993, as of September 15, 1993, as of October 1, 1993, as of November 1, 1993, as of August 1, 1994, as of September 1, 1995, as of June 1, 1997, as of June 1, 1998, as of September 29, 1999 and as of November 15, 1999 (said Indenture as so supplemented and amended, and as hereby supplemented and amended, being hereinafter sometimes referred to as the "Indenture");

      WHEREAS, the Company and the Trustee have executed and delivered the Indenture for the purpose of securing an issue of bonds of the First Series described therein and such additional bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being not limited, and the Indenture fully describes and sets forth the property conveyed thereby and is filed with the Secretary of the Commonwealth of Pennsylvania and the Secretary of State of the State of Ohio and will be of record in the office of the recorder of deeds of each county in the Commonwealth of Pennsylvania and the State of Ohio in which this Forty-ninth Supplemental Indenture is to be recorded and is on file at the corporate trust office of the Trustee, above referred to; and

      WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create two such series of bonds under the Indenture, to be designated, respectively, as "First Mortgage Bonds, Pledge Series A of 2001 due 2021" (hereinafter sometimes referred to as the "bonds of the 2021 Series"), the bonds of which are to bear interest at the same rate as that of the Beaver County Industrial Authority Pollution Control Revenue Refunding Bonds, Series 2001-A (Pennsylvania Power Company Project) referred to herein, and are to mature on September 1, 2021, and First Mortgage Bonds, Pledge Series B of 2001 due 2017" (hereinafter sometimes referred to as the "bonds of the 2017 Series"), the bonds of which are to bear interest at the same rate as that of the Lawrence County Industrial Authority Pollution Control Revenue Refunding Bonds, Series 2001-A (Pennsylvania Power Company Project) referred to herein, and are to mature on March 1, 2017;

      AND WHEREAS each of the bonds of the 2021 Series and the bonds of the 2017 Series and in each case the Trustee's Authentication Certificate thereon are to be substantially in the following forms, respectively, to wit:

                        [FORM OF BOND OF THE 2021 SERIES]

                                     [FACE]

      This Bond is not transferable except to a successor to Ambac Assurance Corporation under the Insurance Agreement, dated as of June 1, 2001, between the Company and Ambac Assurance Corporation, or in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

                           PENNSYLVANIA POWER COMPANY

            FIRST MORTGAGE BOND, PLEDGE SERIES A OF 2001 DUE 2021

$__________                                                 No.___________


     PENNSYLVANIA POWER COMPANY, a Pennsylvania corporation (hereinafter called the "Company"), for value received, hereby promises to pay to_________________, registered assigns, the principal sum of _____________________________________
Dollars on September 1, 2021, and to pay the registered holder hereof interest on said sum from the Initial Interest Accrual Date (hereinbelow defined) at the rate from time to time borne by the Beaver County Industrial Development Authority Pollution Control Revenue Refunding Bonds, Series 2001-A (Pennsylvania Power Company Project) (the "Authority Bonds") issued on behalf of the Company by the Beaver County Industrial Development Authority (the "Authority ") under the Trust Indenture, dated as of June 1, 2001 ("Authority Bond Indenture"), between the Authority and The Bank of New York, as trustee (such trustee and any successor trustee being hereinafter referred to as the "Authority Bond Trustee"); provided, however, that in no event shall the rate of interest borne by the Bonds of this series exceed 10% per annum. The principal of and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, or in the City of Akron, State of Ohio, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

      The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

      This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

      IN WITNESS WHEREOF, PENNSYLVANIA POWER COMPANY has caused this bond to be executed in its name by its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Corporate Secretary or one of its Assistant Corporate Secretaries by his or her signature or a facsimile thereof.

Dated:




                                    PENNSYLVANIA POWER COMPANY




                                    By -----------------------------
                                              Vice President


Attest:



-----------------------------
    Corporate Secretary


                [FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE]

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

      This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                 CITIBANK, N.A.
                                   as Trustee,

                        By ---------------------------
                               Authorized Officer

                        [FORM OF BOND OF THE 2021 SERIES]

                                    [REVERSE]

                           PENNSYLVANIA POWER COMPANY

            FIRST MORTGAGE BOND, PLEDGE SERIES A OF 2001 DUE 2021

      This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust dated as of November 1, 1945, and indentures supplemental thereto, given by the Company to Citibank, N.A. (successor to The First National Bank of The City of New York), as trustee (hereinafter referred to as the "Trustee"), to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of the bonds and coupons and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest, terms of redemption and in other respects as in the Indenture provided.

      The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

      The bonds of this series are issued and to be issued in order to provide security to Ambac Assurance Corporation, a Wisconsin domiciled stock insurance corporation ("the Insurer") in connection with its issuance of a financial guaranty insurance policy (the "Policy") in favor of the holders of the Authority Bonds pursuant to the Insurance Agreement (the "Insurance Agreement") dated as of June 27, 2001 between the Insurer and the Company. In order to provide monies to fund a loan made by the Authority to the Company pursuant to a Pollution Control Facilities Loan Agreement dated as of June 1, 2001 between the Authority and the Company (the "Loan Agreement"), the Authority has issued the Authority Bonds under and pursuant to the Authority Indenture. Payments made by the Company of principal and interest on the bonds of this series are intended to be sufficient to reimburse the Insurer for any payments of principal and interest made by the Insurer on the Authority Bonds pursuant to the Policy.

      The bonds of this series are not transferable except (i) as required to effect an assignment to a successor of the Insurer under the Insurance Agreement or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

      The "Initial Interest Payment Date" on the bonds of this series shall be the date one (1) business day following the receipt by the Insurer of written notification of Nonpayment (as defined in the Policy) of interest on the Authority Bonds when such interest shall have come Due for Payment (as defined in the Policy), written notification of which the Insurer shall provide to the Company and the Trustee, and the "Initial Interest Accrual Date" shall be the date six months prior to such Initial Interest Payment Date. The next Interest Payment Date shall be the date six months after the Initial Interest Payment Date, and each successive Interest Payment Date shall be the date six months after the immediately preceding Interest Payment Date; provided, however, that the last Interest Payment Date shall be the date of maturity of the bonds of this series and the interest so payable on such maturity date shall accrue from the immediately preceding Interest Payment Date to but not including such maturity date. Notwithstanding anything herein to the contrary, the amount of interest payable on the bonds of the series on any Interest Payment Date (including the Initial Interest Payment Date) shall not exceed the amount actually paid to holders of Authority Bonds by the Insurer under the Policy in respect of the Nonpayment of interest Due for Payment on the Authority Bonds over the period from the immediately preceding Interest Payment Date to and including such Interest Payment Date (or if such Interest Payment Date is the Initial Interest Payment Date, then from the Initial Interest Accrual Date to such Interest Payment Date).

      The Company's obligation to make payments with respect to the principal of and/or interest on the bonds of this series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of and/or interest on the Authority Bonds shall have been fully or partially paid (other than by the application of the proceeds of any payment by the Insurer under the Policy), as the case may be, or there shall have been deposited with the Authority Trustee pursuant to the Authority Indenture trust funds sufficient under such indenture to fully or partially pay, as the case may be, the corresponding amount then due of principal of and/or interest on the Authority Bonds (other than by the application of the proceeds of any payment by the Insurer under the Policy). Notwithstanding anything contained herein or in the Indenture to the contrary, the Company shall be obligated to make payments with respect to the principal of and/or interest on the bonds of this series only to the extent that the Insurer has made a payment with respect to the Authority Bonds under the Policy.

      Upon payment of the principal of and interest due on the Authority Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Authority Indenture (other than by the application of the proceeds of any payment by the Insurer under the Policy), the bonds of this series in a principal amount equal to the principal amount of Authority Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such bonds of this series shall be surrendered to and canceled by the Trustee. From and after the Release Date (as defined in the Insurance Agreement), the bonds of this series shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of this series shall be surrendered to and canceled by the Trustee.

      The bonds of this series are subject to mandatory redemption, in whole or in part, as the case may be, on each date that Authority Bonds are to be redeemed. The principal amount of the Bonds of this series to be redeemed on any such date shall be equal to the principal amount of Authority Bonds called for redemption on that date. All redemptions of bonds of this series shall be at 100% of the principal amount thereof, plus accrued interest to the redemption date.

      In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

      No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

      The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and, if higher, any authorized multiple of $1,000. Except as may be stated in any legend written on the face of this bond, this bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at the corporate trust office of the Trustee, in the Borough of Manhattan, The City, County and State of New York, or at such other place or places as the Company may designate by resolution of the Board of Directors, but only in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this bond and the payment of charges for transfer, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee in exchange herefor. The Company, the Trustee and any agent designated to make transfers or exchanges of bonds of this series may deem and treat the person in whose name this bond is registered as the absolute owner for all purposes including the purpose of the receipt of payment. Registered bonds of this series shall be exchangeable at said corporate trust office of the Trustee, or at such other place or places as the Company may designate by resolution of the Board of Directors, for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Neither the Company nor the Trustee nor any other agent designated for such purpose shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date. Notwithstanding any provisions of the Indenture, no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

                   [END OF FORM OF BOND OF THE 2021 SERIES]

                        [FORM OF BOND OF THE 2017 SERIES]

                                     [FACE]

      This Bond is not transferable except to a successor to Ambac Assurance Corporation under the Insurance Agreement, dated as of June 1, 2001, between the Company and Ambac Assurance Corporation, or in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.


                           PENNSYLVANIA POWER COMPANY

            FIRST MORTGAGE BOND, PLEDGE SERIES B OF 2001 DUE 2017


$______________                                                 No.___________

      PENNSYLVANIA POWER COMPANY, a Pennsylvania corporation (hereinafter called the "Company"), for value received, hereby promises to pay to , or registered assigns, the principal sum of Dollars on March 1, 2017, and to pay the registered holder hereof interest on said sum from the Initial Interest Accrual Date (hereinbelow defined) at the rate from time to time borne by the Lawrence County Industrial Development Authority Pollution Control Revenue Refunding Bonds, Series 2001-B (Pennsylvania Power Company Project) (the "Authority Bonds") issued on behalf of the Company by the Lawrence County Industrial Development Authority (the "Authority ") under the Trust Indenture, dated as of June 1, 2001 ("Authority Bond Indenture"), between the Authority and The Bank of New York, as trustee (such trustee and any successor trustee being hereinafter referred to as the "Authority Bond Trustee"); provided, however, that in no event shall the rate of interest borne by the Bonds of this series exceed 10% per annum. The principal of and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, or in the City of Akron, State of Ohio, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

      The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

      This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

      IN WITNESS WHEREOF, PENNSYLVANIA POWER COMPANY has caused this bond to be executed in its name by its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Corporate Secretary or one of its Assistant Corporate Secretaries by his or her signature or a facsimile thereof.

Dated:



                                    PENNSYLVANIA POWER COMPANY



                                    By ---------------------------
                                             Vice President
Attest:

-----------------------------
    Corporate Secretary

                [FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE]

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

      This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                 CITIBANK, N.A.
                                   as Trustee,

                        By ----------------------------
                               Authorized Officer

                        [FORM OF BOND OF THE 2017 SERIES]

                                    [REVERSE]

                           PENNSYLVANIA POWER COMPANY

            FIRST MORTGAGE BOND, PLEDGE SERIES B OF 2001 DUE 2017

      This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust dated as of November 1, 1945, and indentures supplemental thereto, given by the Company to Citibank, N.A. (successor to The First National Bank of The City of New York), as trustee (hereinafter referred to as the "Trustee"), to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of the bonds and coupons and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest, terms of redemption and in other respects as in the Indenture provided.

      The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

      The bonds of this series are issued and to be issued in order to provide security to Ambac Assurance Corporation, a Wisconsin domiciled stock insurance corporation, (the "Insurer") in connection with its issuance of a financial guaranty insurance policy (the "Policy") in favor of the holders of the Authority Bonds pursuant to the Insurance Agreement (the "Insurance Agreement") dated as of June 27, 2001 between the Insurer and the Company. In order to provide monies to fund a loan made by the Authority to the Company pursuant to a Pollution Control Facilities Loan Agreement dated as of June 1, 2001 between the Authority and the Company (the "Loan Agreement"), the Authority has issued the Authority Bonds under and pursuant to the Authority Indenture. Payments made by the Company of principal and interest on the bonds of this series are intended to be sufficient to reimburse the Insurer for any payments of principal and interest made by the Insurer on the Authority Bonds pursuant to the Policy.

      The bonds of this series are not transferable except (i) as required to effect an assignment to a successor of the Insurer under the Insurance Agreement or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

      The "Initial Interest Payment Date" on the bonds of this series shall be the date one (1) business day following the receipt by the Insurer of written notification of Nonpayment (as defined in the Policy) of interest on the Authority Bonds when such interest shall have come Due for Payment (as defined in the Policy), written notification of which the Insurer shall provide to the Company and the Trustee, and the "Initial Interest Accrual Date" shall be the date six months prior to such Initial Interest Payment Date. The next Interest Payment Date shall be the date six months after the Initial Interest Payment Date, and each successive Interest Payment Date shall be the date six months after the immediately preceding Interest Payment Date; provided, however, that the last Interest Payment Date shall be the date of maturity of the bonds of this series and the interest so payable on such maturity date shall accrue from the immediately preceding Interest Payment Date to but not including such maturity date. Notwithstanding anything herein to the contrary, the amount of interest payable on the bonds of the series on any Interest Payment Date (including the Initial Interest Payment Date) shall not exceed the amount actually paid to holders of Authority Bonds by the Insurer under the Policy in respect of the Nonpayment of interest Due for Payment on the Authority Bonds over the period from the immediately preceding Interest Payment Date to and including such Interest Payment Date (or if such Interest Payment Date is the Initial Interest Payment Date, then from the Initial Interest Accrual Date to such Interest Payment Date).

      The Company's obligation to make payments with respect to the principal of and/or interest on the bonds of this series shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of principal of and/or interest on the Authority Bonds shall have been fully or partially paid (other than by the application of the proceeds of any payment by the Insurer under the Policy), as the case may be, or there shall have been deposited with the Authority Trustee pursuant to the Authority Indenture trust funds sufficient under such indenture to fully or partially pay, as the case may be, the corresponding amount then due of principal of and/or interest on the Authority Bonds (other than by the application of the proceeds of any payment by the Insurer under the Policy). Notwithstanding anything contained herein or in the Indenture to the contrary, the Company shall be obligated to make payments with respect to the principal of and/or interest on the bonds of this series only to the extent that the Insurer has made a payment with respect to the Authority Bonds under the Policy.

      Upon payment of the principal of and interest due on the Authority Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Authority Indenture (other than by the application of the proceeds of any payment by the Insurer under the Policy), the bonds of this series in a principal amount equal to the principal amount of Authority Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such bonds of this series shall be surrendered to and canceled by the Trustee. From and after the Release Date (as defined in the Insurance Agreement), the bonds of this series shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of this series shall be surrendered to and canceled by the Trustee.

      The bonds of this series are subject to mandatory redemption, in whole or in part, as the case may be, on each date that Authority Bonds are to be redeemed. The principal amount of the Bonds of this series to be redeemed on any such date shall be equal to the principal amount of Authority Bonds called for redemption on that date. All redemptions of bonds of this series shall be at 100% of the principal amount thereof, plus accrued interest to the redemption date.

      In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

      No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

      The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and, if higher, any authorized multiple of $1,000. Except as may be stated in any legend written on the face of this bond, this bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at the corporate trust office of the Trustee, in the Borough of Manhattan, The City, County and State of New York, or at such other place or places as the Company may designate by resolution of the Board of Directors, but only in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this bond and the payment of charges for transfer, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee in exchange herefor. The Company, the Trustee and any agent designated to make transfers or exchanges of bonds of this series may deem and treat the person in whose name this bond is registered as the absolute owner for all purposes including the purpose of the receipt of payment. Registered bonds of this series shall be exchangeable at said corporate trust office of the Trustee, or at such other place or places as the Company may designate by resolution of the Board of Directors, for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Neither the Company nor the Trustee nor any other agent designated for such purpose shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date. Notwithstanding any provisions of the Indenture, no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

                   [END OF FORM OF BOND OF THE 2017 SERIES]

      AND WHEREAS all acts and things necessary to make the bonds, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, and to constitute the Indenture a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of the Indenture and the creation, execution and issue of the bonds subject to the terms hereof and of the Indenture, have in all respects been duly authorized;

      NOW THEREFORE, in consideration of the premises, and of the acceptance and purchase by holders thereof of the bonds issued and to be issued under the Indenture, and the sum of One Dollar duly paid by the Trustee to the Company, and of other good and valuable consideration, the receipt of which is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture and the $14,925,000 principal amount of bonds of the 2021 Series and the $17,925,000 principal amount of bonds of the 2017 Series proposed presently to be issued and all other bonds which shall be issued under the Indenture, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein and in any supplemental indenture set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, created a security interest in, set over, warranted, aliened and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, create a security interest in, set over, warrant, alien and convey unto Citibank, N.A., as Trustee as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to the property described in the Indenture (and not therein expressly excepted), together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and does hereby confirm that the Company will not cause or consent to a partition, whether voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common except as permitted by and in conformity with the provisions of the Indenture and particularly of said Article X thereof.

      TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in the Indenture (and not therein expressly excepted) with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to such premises, property, franchises and rights and every part and parcel thereof, subject to "excepted encumbrances" of the original Indenture.

      TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged, or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust, and their assigns forever.

      BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under the Indenture, and interest coupons appurtenant thereto, pursuant to the provisions thereof, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond shall, subject to the terms of the Indenture, be equally and proportionately secured thereby and hereby, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery of the Indenture.

      AND IT IS EXPRESSLY DECLARED that all bonds authenticated and delivered and secured thereunder and hereunder are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture conveyed, assigned, pledged or mortgaged, or intended so to be (including all the right, title and interest of the Company in and to any and all premises, property, franchises and rights of every kind and description, real, personal and mixed, tangible and intangible, thereafter acquired by the Company and whether or not specifically described in the Indenture, except any therein expressly excepted), are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes in the Indenture expressed, and it is hereby agreed as follows:

      SECTION 1. There is hereby created a series of bonds designated Pledge Series A of 2001 due 2021, which shall also bear the descriptive title "First Mortgage Bond" and the form of such series shall be substantially as hereinbefore set forth. Bonds of the 2021 Series shall mature on September 1, 2021. The bonds of the 2021 Series may be issued only as registered bonds without coupons in denominations of $1,000 or, if higher, in such multiples of $1,000 as the Board of Directors shall approve, and delivery to the Trustee for authentication shall be conclusive evidence of such approval. The serial numbers of bonds of the 2021 Series shall be such as may be approved by any officer of the Company, the execution thereof by any such officer, by facsimile signature or otherwise, to be conclusive evidence of such approval. Bonds of the 2021 Series shall bear interest from the Initial Interest Accrual Date (as defined in the form of the bonds of the 2021 Series hereinabove set forth) at the rate set forth in the form thereof hereinbefore set forth. Principal or redemption price of and interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, designated for that purpose.

      Bonds of the 2021 Series shall be exchangeable and transferable as and to the extent set forth in the form thereof hereinbefore set forth.

      The bonds of the 2021 Series shall be redeemable as set forth in the form thereof hereinbefore set forth in whole or in part, prior to maturity, upon notice given by mailing the same, postage pre-paid, at least thirty days and not more than forty-five days prior to the date fixed for redemption to each registered holder of a bond to be redeemed at the last address of such holder appearing on the registry books. Redemption of the bonds of the 2021 Series shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption and such amount shall become due and payable on the date fixed for such redemption.

      SECTION 2. There is hereby created a series of bonds designated Pledge Series B of 2001 due 2017, which shall also bear the descriptive title "First Mortgage Bond" and the form of such series shall be substantially as hereinbefore set forth. Bonds of the 2017 Series shall mature on March 1, 2017. The bonds of the 2017 Series may be issued only as registered bonds without coupons in denominations of $1,000 or, if higher, in such multiples of $1,000 as the Board of Directors shall approve, and delivery to the Trustee for authentication shall be conclusive evidence of such approval. The serial numbers of bonds of the 2017 Series shall be such as may be approved by any officer of the Company, the execution thereof by any such officer, by facsimile signature or otherwise, to be conclusive evidence of such approval. Bonds of the 2017 Series shall bear interest from the Initial Interest Accrual Date (as defined in the form of the bonds of the 2017 Series hereinabove set forth) at the rate set forth in the form thereof hereinbefore set forth. Principal or redemption price of and interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, designated for that purpose.

      Bonds of the 2017 Series shall be exchangeable and transferable as and to the extent set forth in the form thereof hereinbefore set forth.

      The bonds of the 2017 Series shall be redeemable as set forth in the form thereof hereinbefore set forth in whole or in part, prior to maturity, upon notice given by mailing the same, postage pre-paid, at least thirty days and not more than forty-five days prior to the date fixed for redemption to each registered holder of a bond to be redeemed at the last address of such holder appearing on the registry books. Redemption of the bonds of the 2017 Series shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption and such amount shall become due and payable on the date fixed for such redemption.

       SECTION 3. Bonds of the 2021 Series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that Authority Bonds (as defined in the form of bonds of the 2021 Series hereinbefore set forth) which are outstanding from time to time under the Authority Bond Indenture (as defined in the form of bonds of the 2021 Series hereinbefore set forth) are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company. Bonds of the 2017 Series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that Authority Bonds (as defined in the form of bonds of the 2017 Series hereinbefore set forth) which are outstanding from time to time under the Authority Bond Indenture (as defined in the form of bonds of the 2017 Series hereinbefore set forth) are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.

      SECTION 4. The Company covenants and agrees that the provisions of Section 3 of the Fifth Supplemental Indenture dated as of September 1, 1962, which are to remain in effect so long as any bonds of the Sixth Series shall be outstanding under the Indenture, shall remain in full force and effect so long as any bonds of the 2021 Series or bonds of the 2017 Series shall be outstanding under the Indenture.

      SECTION 5. As supplemented and amended by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

      SECTION 6. Nothing in this Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

      SECTION 7. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

      SECTION 8. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

      PENNSYLVANIA POWER COMPANY hereby constitutes and appoints Arthur R. Garfield to be its attorney for it and in its name as and for its corporate act and deed to acknowledge this Supplemental Indenture before any person having authority to take such acknowledgement, to the intent that the same may be duly recorded.

      CITIBANK, N.A. hereby constitutes and appoints P. De Felice to be its attorney for it and in its name as and for its corporate act and deed to acknowledge this Supplemental Indenture before any person having authority to take such acknowledgement, to the intent that the same may be duly recorded.

      IN WITNESS WHEREOF, PENNSYLVANIA POWER COMPANY has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or a Vice President, and its corporate seal to be attested by its Corporate Secretary or an Assistant Corporate Secretary for and in its behalf, in the City of Akron, County of Summit and State of Ohio and CITIBANK, N.A., in token of its acceptance of the trust, has caused its corporate name to be hereunto affixed, and this instrument to be signed by a Vice President and its corporate seal to be affixed and attested by its Assistant Vice President in The City of New York, County of New York and State of New York, all as of the day and year first above written.

                                          PENNSYLVANIA POWER COMPANY,

                                          By:
                                              ------------------------------
                                                  Arthur R. Garfield
                                                    Vice President

ATTEST:


By:
      ------------------------------
             Nancy C. Ashcom
           Corporate Secretary
                                                                        [Seal]

Signed, sealed and delivered by
PENNSYLVANIA POWER COMPANY
in the presence of:


--------------------------------
         Michele Rankin


--------------------------------
          Nadine Stith


                                    CITIBANK, N.A.
                                    as Trustee as aforesaid


                                    By:
                                        --------------------------------
                                                  P. DeFelice
                                                 Vice President
ATTEST:


----------------------------
   Assistant Vice President
                                                                        [Seal]
Signed, sealed and delivered by
CITIBANK, N.A. in
the presence of:

----------------------------


----------------------------

STATE OF OHIO       )
                    )  ss.:
COUNTY OF SUMMIT    )

      BE IT REMEMBERED that, on the 27th day of June, 2001 before me, the undersigned, a Notary Public in said County of Summit, State of Ohio, personally appeared Arthur R. Garfield, who being duly sworn according to law, doth depose and say that he was personally present and did see the common or corporate seal of the above named PENNSYLVANIA POWER COMPANY affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of the said Pennsylvania Power Company and was so affixed by the authority of the said corporation as the act and deed thereof; that the above named Arthur R. Garfield is a Vice President of said corporation and did sign the said
Supplemental Indenture as such in the presence of this deponent; that this deponent is the Corporate Secretary of Pennsylvania Power Company, and that the name of this deponent above signed is attestation of the due execution of the said Supplemental Indenture is in this deponent's own proper handwriting.

      Sworn to and subscribed before me this 27th day of June, 2001.
[SEAL]
                                      ----------------------------------
                                      Susie M. Hoisten
                                      Notary Public
                                      Residence Summit County
                                      Statewide Jurisdiction Ohio
                                      My commission expires November 19, 2001

State of Ohio       )
                    )  ss.:
County of Summit    )

      I HEREBY  CERTIFY  THAT on this 27th day of June,  2001,  before  me,  the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Arthur R. Garfield, the attorney for PENNSYLVANIA POWER COMPANY, and the attorney named in the foregoing Supplemental Indenture and, by virtue and in pursuance of the authority therein conferred upon him, acknowledged the said Supplemental Indenture to be the act and deed of said Pennsylvania Power Company.

      WITNESS my hand and notarial seal the day and year aforesaid.

[SEAL]
                                      ----------------------------------
                                      Susie M. Hoisten
                                      Notary Public
                                      Residence Summit County
                                      Statewide Jurisdiction Ohio
                                      My commission expires November 19, 2001

STATE OF OHIO     )
                  )ss.:
COUNTY OF SUMMIT  )

      On the 27th day of June, 2001, before me, personally came Arthur R. Garfield to me known, who, being by me duly sworn, did depose and say that he resides at 3846 Wisewood Street, Uniontown, Ohio 44685; that he is a Vice President of PENNSYLVANIA POWER COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

      WITNESS my hand and notarial seal the day and year aforesaid.

[SEAL]
                                      ----------------------------------
                                      Susie M. Hoisten
                                      Notary Public
                                      Residence Summit County
                                      Statewide Jurisdiction Ohio
                                      My commission expires November 19, 2001

STATE OF OHIO     )
                  )ss.:
COUNTY OF SUMMIT  )

      BE IT REMEMBERED that, on the 27th day of June, 2001 before me, the undersigned, a Notary Public in said County of New York, State of New York, personally appeared Nancy Forte, who being duly sworn according to law, doth depose and say that she was personally present and did see the common or corporate seal of the above named CITIBANK, N.A. affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of the said CITIBANK, N.A. and was so affixed by the authority of the said corporation as the act and deed thereof; that the above named, P. DeFelice is one of the Vice Presidents of said association and did sign the said
Supplemental Indenture as such in the presence of this deponent; that this deponent is a Assistant Vice President of said CITIBANK, N.A., and that the name of this deponent above signed is attestation of the due execution of the said Supplemental Indenture is in this deponent's own proper handwriting.

      Sworn to and subscribed before me this 27th day of June, 2001.

[SEAL]
                                         -------------------------------

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

      I HEREBY CERTIFY that on this 27th day of June, 2001, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared P. DeFelice, the attorney for CITIBANK, N.A., and the attorney named in the foregoing Supplemental Indenture and, by virtue and in pursuance of the authority therein conferred upon him, acknowledged the execution of said Supplemental Indenture to be the act and deed of said CITIBANK, N.A.

      WITNESS my hand and notarial seal the day and year aforesaid.

[SEAL]
                                         -------------------------------




STATE OF NEW YORK                     )
                                      ) ss.:
COUNTY OF NEW YORK                    )

      On the 27th day of June, 2001 before me, personally came P. DeFelice, to me known, who being by me duly sworn, did depose and say that he resides at 47-09 169th Street, Flushing, New York 11358; that he is a Vice President of CITIBANK, N.A., one of the parties described in and which executed the above instrument; that he knows the seal of said association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.

      WITNESS my hand and notarial seal the day and year aforesaid.

[SEAL]
                                         -------------------------------

      Citibank, N.A. hereby certifies that its precise name and address as Trustee hereunder are:
                                    CITIBANK, N.A.
                                    111 Wall Street - 14th Floor
                                    Borough of Manhattan
                                    City, County and State
                                      of New York 10005

                                    CITIBANK, N.A.

                                    By:
                                        --------------------------------
                                                  P. DeFelice
                                                 Vice President